MANAGEMENT OF CAPITAL	12 Months Ended
Dec. 31, 2022
Management Of Capital [Abstract]
MANAGEMENT OF CAPITAL [Text Block]

19. MANAGEMENT OF CAPITAL

The Company's objective when managing capital is to safeguard the Company's ability to continue as a going concern in order to support the exploration and evaluation and operation of its mineral properties. The capital of the Company consists of items included in shareholders' equity. The Company manages and adjusts its capital structure when changes to the risk characteristics of the underlying assets or changes in economic conditions occur. To maintain or adjust the capital structure, the Company may attempt to raise new funds.

In order to facilitate the management of its capital requirements, the Company prepares annual revenue and expenditure budgets which are revised periodically based on the results of the progress and results of its mine operation, its exploration programs, the availability of financing, and industry conditions. There are no external restrictions on the Company's expenditures other than the Company may not spend proceeds from draws on its Revolving Facility (no draws made as of December 31, 2022) on expenditures other than general corporate purposes or working capital.

The Company's liquidity management policy is to invest any excess cash in liquid short-term interest-bearing instruments, refined precious metal bullion and certain other instruments with low-risk. When utilized, these instruments are selected with regard to the expected timing of expenditures from continuing operations. With its cash and cash equivalents balance and continuing revenue, the Company expects to have sufficient funds to meet its planned administrative overhead expenses and exploration and production plans for 2023.